Exhibit 10.25.2
OMNIBUS AMENDMENT
DATED AS OF JUNE 20, 2007
BY AND AMONG
CARDINAL HEALTH FUNDING, LLC,
GRIFFIN CAPITAL, LLC,
THE CONDUITS PARTY HERETO,
THE FINANCIAL INSTITUTIONS PARTY HERETO,
THE MANAGING AGENTS PARTY HERETO
and
JPMORGAN CHASE BANK, N.A.,
as Agent

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
AMENDMENT NO. 3 TO AMENDED AND RESTATED
RECEIVABLES SALE AGREEMENT

OMNIBUS AMENDMENT
          This OMNIBUS AMENDMENT (this “Omnibus Amendment”), dated as of June 20, 2007, by and among Cardinal Health Funding, LLC (“Funding”), Griffin Capital, LLC, individually and as Servicer under and as defined in the Receivables Purchase Agreement referred to below (“Griffin” or “Servicer”), each entity signatory hereto as a Conduit (each a “Conduit” and collectively, the “Conduits”), each entity signatory hereto as a Financial Institution (each a “Financial Institution” and, collectively with the Conduits, the “Purchasers”), each entity signatory hereto as a Managing Agent (each a “Managing Agent” and collectively, the “Managing Agents”) and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as the Agent (the “Agent”).
RECITALS
          Funding, Servicer, the Purchasers, the Managing Agents and the Agent have entered into that certain Second Amended and Restated Receivables Purchase Agreement, dated as of October 31, 2006 (the “Receivables Purchase Agreement”), which amended and restated that certain Amended and Restated Receivables Purchase Agreement, dated as of May 21, 2004, as amended from time to time (the “Prior Receivables Purchase Agreement”).
          In connection with the Receivables Purchase Agreement, Griffin and Funding entered into that certain Amended and Restated Receivables Sale Agreement, dated as of May 21, 2004, as amended by the Omnibus Amendment thereto, dated as of August 18, 2004, and as further amended by the Omnibus Limited Waiver and Second Omnibus amendment thereto, dated as of September 24, 2004 (as so amended, the “Receivables Sale Agreement”).
          Griffin and Cardinal Health 110, Inc. (“CH 110”) have entered into that certain Second Amended and Restated Receivables Purchase and Sale Agreement, dated as of May 21, 2004 (the “CH 110 Griffin RPA”).
          Cardinal Health 411, Inc. (“CH 411”) desires to become a party to that certain Receivables Purchase and Sale Agreement, dated as of the date hereof (the “Effective Date”), by and between Griffin and CH 411 (the “CH 411 Griffin RPA”) upon the terms and conditions set forth therein.
          The parties hereto desire to amend certain provisions of the Receivables Purchase Agreement and the Receivables Sale Agreement as more fully described herein.
A G R E E M E N T
          NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:
     SECTION 1. Definitions. Capitalized terms used herein and not defined herein shall have the respective meanings assigned thereto in the Receivables Purchase Agreement.

     SECTION 2. Amendments to Receivables Purchase Agreement. Subject to the terms and conditions set forth herein, the Receivables Purchase Agreement is hereby amended as follows:
          (a) The definition of “Griffin RPA” set forth in Exhibit I of the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows:
“Griffin RPA” means each of (i) that certain Second Amended and Restated Receivables Purchase and Sale Agreement, dated as of May 21, 2004, by and between Griffin and Cardinal Health 110, Inc., a Delaware corporation, formerly known as Whitmire Distribution Corporation, and as successor by merger to Cardinal Syracuse, Inc., a New York corporation, Ohio Valley-Clarksburg, Inc., a Delaware corporation, Cardinal Health 106, Inc., a Massachusetts corporation, and Cardinal Health 103, Inc., a Mississippi corporation, and (ii) that certain Receivables Purchase and Sale Agreement, dated as of the date hereof, by and between Griffin and Cardinal Health 411, Inc., an Ohio corporation, as each of the foregoing may be amended, restated or otherwise modified from time to time.
          (b) The definition of “Originator” set forth in Exhibit I of the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows:
“Originator” means each of (i) Cardinal Health 110, Inc., a Delaware corporation, formerly known as Whitmire Distribution Corporation, and as successor by merger to each of Cardinal Syracuse, Inc., a New York corporation, Ohio Valley-Clarksburg, Inc., a Delaware corporation, Cardinal Health 103, Inc., a Mississippi corporation, and Cardinal Health 106, Inc., a Massachusetts corporation, and (ii) Cardinal Health 411, Inc., an Ohio corporation, each in its capacity as seller under the applicable Griffin RPA.
          (c) Section 7.1(j)(ii)(D) is hereby amended and restated in its entirety as follows:
(D) not, and will not permit any other Person, to remit, deposit, credit or otherwise transfer any funds other than Collections, Brokerage Receivables and immaterial amounts of other receipts not constituting Collections to any Lock-Box or Collection Account.
     SECTION 3. Amendments to the Receivables Sale Agreement. Subject to the terms and conditions set forth herein, the Receivables Sale Agreement is hereby amended as follows:
          (a) The following definitions are hereby added to Exhibit I of the Receivables Sale Agreement in appropriate alphabetical order:

“Additional Originator” means Cardinal Health 411, Inc., an Ohio corporation.
“Existing Originator” means Cardinal Health 110, Inc., a Delaware corporation, formerly known as Whitmire Distribution Corporation, and as successor by merger to each of Cardinal Syracuse, Inc., a New York corporation, Ohio Valley-Clarksburg, Inc., a Delaware corporation, Cardinal Health 103, Inc., a Mississippi corporation, and Cardinal Health 106, Inc., a Massachusetts corporation.
          (b) Section 4.1(e)(ii)(A) of the Receivables Sale Agreement is hereby amended by amending and restating such section to read as follows:
(A) on or prior to June 29, 2000 with respect to Griffin and the Existing Originator, and on or prior to the date hereof with respect to the Additional Originator, mark its master data processing records and other books and records relating to the Receivables with a legend, acceptable to Buyer (or its assigns), describing Buyer’s ownership interests in the Receivables and further describing the Purchase Interests of the Agent (on behalf of the Purchasers) under the Receivables Purchase Agreement and
          (c) Section 4.1(i)(ii)(D) is hereby amended and restated in its entirety as follows:
(D) not, and will not permit any other Person, to remit, deposit, credit or otherwise transfer any funds other than Collections, Brokerage Receivables and immaterial amounts of other receipts not constituting Collections to any Lock-Box or Collection Account.
     SECTION 4. Amendment to the Transaction Documents. Subject to the terms and conditions set forth herein, the parties hereto agree that, from and after the Effective Date, any reference to “Originator” contained in any Transaction Document shall mean and be a reference to “Originator” as defined in the Receivables Purchase Agreement as amended by this Omnibus Amendment.
     SECTION 5. Conditions to Effectiveness of this Omnibus Amendment. This Omnibus Amendment shall become effective as of the date hereof, subject to the satisfaction of the following conditions:
          (a) Omnibus Amendment. The Agent shall have received executed counterparts of this Omnibus Amendment, duly executed by each of the parties hereto.
          (b) Receivables Purchase and Sale Agreement. The Agent shall have received an executed CH 411 Griffin RPA.

          (c) Amendment to CH 110 Griffin RPA. The Agent shall have received an executed Amendment No. 1 to Second Amended and Restated Receivables Purchase and Sale Agreement, dated as of the date hereof, by and between Griffin and CH 110 (the “Amendment to CH 110 Griffin RPA”).
          (d) Second Amended and Restated Performance Guaranty. The Agent shall have received an executed Second Amended and Restated Performance Guaranty, dated as of the date hereof (the “Second A&R Performance Guaranty”), by Performance Guarantor in favor of Funding.
          (e) Second Amended and Restated Cash Management Agreement. The Agent shall have received an executed Second Amended and Restated Cash Management Agreement, dated as of the date hereof, by and among Cardinal Health, Inc., an Ohio corporation (“CHI”), Griffin, Funding, CH 110, CH 411 and Cardinal Health 2, Inc., a Nevada corporation, as Funding’s administrator.
          (f) Secretary’s Certificates. The Agent shall have received the following certificates, with appropriate exhibits attached:
(i)	a certificate of the Secretary or Assistant Secretary of CH 411 certifying (A) the names and signatures of the officers authorized on its behalf to execute the CH 411 Griffin RPA and any other documents to be delivered by it thereunder, (B) a copy of the articles of incorporation and by-laws of CH 411 each as in effect on the Effective Date, and (C) resolutions of the Board of Directors of CH 411 authorizing the executions and delivery by CH 411 of the CH 411 Griffin RPA and the other documents to be delivered by it thereunder;

(ii)	a certificate of the Secretary or Assistant Secretary of Performance Guarantor certifying (A) the names and signature of the officers authorized on its behalf to execute the Second A&R Performance Guaranty and any other documents to be delivered by it in connection therewith, (B) a copy of the articles of incorporation and by-laws of Performance Guarantor each as in effect on the date of the execution and delivery of the Second A&R Performance Guaranty and (C) resolutions of the Board of Directors of the Performance Guarantor authorizing Performance Guarantor’s execution, delivery and performance of the Second A&R Performance Guaranty and any other documents to be delivered by it in connection therewith;

(iii)	a certificate of the Secretary or Assistant Secretary of Griffin (A) certifying the names and signature of the officers authorized on its behalf to execute the CH 411 Griffin RPA and this Omnibus Amendment and any other documents to be delivered by Griffin in connection therewith or herewith, (B) certifying a copy of the operating agreement of Griffin and the certificate of formation of Griffin and (C) resolutions of the Sole Manager of Griffin authorizing Griffin’s execution, delivery and performance of the CH 411 RPA, and this Omnibus Amendment and any other documents to be delivered by Griffin in connection therewith or herewith; and

(iv)	a certificate of the Secretary or Assistant Secretary of Funding (A) certifying the names and signature of the officers authorized on its behalf to execute this Omnibus Amendment and any other documents to be delivered by Funding in connection herewith, (B) certifying a copy of the operating agreement and certificate of formation of Funding, and (C) resolutions of the Board of Managers of Funding authorizing Funding’s execution, delivery and performance of this Omnibus Amendment and any other documents to be delivered by Funding in connection herewith.
          (g) Good Standing Certificates. The Agent shall have received (i) a good standing certificate for CH 411 issued by the Secretary of State of Ohio, (ii) a good standing certificate for Performance Guarantor issued by the Secretary of State of Ohio, (iii) a good standing certificate for Griffin issued by the Secretary of State of Nevada and (iv) a good standing certificate for Funding issued by the Secretary of State of Nevada.
          (h) Financing Statements and Financing Statement Amendments. The Agent shall have received time stamped receipt copies of the following financing statements and financing statement amendments:
(i)	proper financing statements duly filed under the UCC on or before the date hereof in the office of the Secretary of State of the states of Ohio naming CH 411 as debtor and Griffin as secured party, Funding as assignee and the Agent as further assignee, in order to perfect the interests contemplated by the CH 411 Griffin RPA;

(ii)	proper financing statement amendments, duly filed under the UCC on or before the date hereof in the office of the Secretary of State of the state of Nevada, amending any existing UCC financing statements naming Griffin as debtor and Funding or the Agent as secured party necessary in order to perfect the interests contemplated by the Receivables Purchase Agreement and the Receivables Sale Agreement, as amended by this Omnibus Amendment; and

(iii)	proper financing statement amendments, duly filed under the UCC on or before the date hereof in the office of the Secretary of State of the states of Nevada, amending any existing UCC financing statements naming Funding as debtor and the Agent as secured party necessary in order to perfect the interests contemplated by the Receivables Purchase Agreement, as amended by this Omnibus Amendment.
          (i) Opinions of Counsel. The Agent shall have received the following:
(i)	An opinion of legal counsel for CH 411 in form and substance acceptable to the Agent, addressing (i) valid existence and good standing, power and authority, due authorization, execution and delivery, enforceability of the CH 411 Griffin RPA and related documents, no violation of law, constituent documents or other agreements, no creation of an adverse lien, no adverse proceedings, and no governmental approvals and (ii) the validity and perfection of the security interest created by the CH 411 Griffin RPA, and in each case such other matters as the Agent may reasonably request.

(ii)	An opinion of legal counsel for Griffin in form and substance acceptable to the Agent, addressing (i) valid existence and good standing, power and authority, due authorization, execution and delivery, enforceability of the CH 411 Griffin RPA and the Receivables Sale Agreement as amended hereby, no violation of law, constituent documents or other agreements, no creation of an adverse lien, no adverse proceedings, and no governmental approvals and (ii) the validity and perfection of the security interest created by the Receivables Sale Agreement, and in each case such other matters as the Agent may reasonably request.

(iii)	An opinion of legal counsel for the Seller Parties and Performance Guarantor in form and substance acceptable to the Agent, addressing valid existence and good standing, power and authority, due authorization, execution and delivery, enforceability of the Performance Guaranty, the Receivables Purchase Agreement as amended hereby, this Omnibus Amendment and related documents, no violation of law, constituent documents or other agreements, no creation of an adverse lien, no adverse proceedings, and no governmental approvals and such other matters as the Agent may reasonably request.

(iv)	An opinion of legal counsel for Funding in form and substance acceptable to the Agent, addressing (i) valid existence and good standing, power and authority, due authorization, execution and delivery, enforceability of the and the Receivables Purchase Agreement as amended hereby, no violation of law, constituent documents or other agreements, no creation of an adverse lien, no adverse proceedings, and no governmental approvals and (ii) the validity and perfection of the security interest created by the Receivables Purchase Agreement, and in each case such other matters as the Agent may reasonably request.

(v)	A “true sale” opinion of counsel for CH 411 with respect to the transactions contemplated by the CH 411 Griffin RPA and a “true sale” and “substantive consolidation” opinion of counsel for Griffin with respect to the transactions contemplated by the Receivables Sale Agreement as amended by this Omnibus Amendment.
          (j) Representations and Warranties. As of the date hereof, both before and after giving effect to this Omnibus Amendment, all of the representations and warranties of Funding, Griffin and Servicer contained in the Receivables Sale Agreement, the Receivables Purchase Agreement and in each other Transaction Document, in each case, as amended hereby (other than those that speak expressly only as of a different date) shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each of Funding, Griffin and Servicer shall be deemed to have represented and warranted such).
          (k) No Amortization Event. As of the date hereof, both before and after giving effect to this Omnibus Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Funding and Servicer shall be deemed to have represented and warranted such).
          (l) Fourth Amendment to Five Party Agreement Relating to Lockbox Services. The Agent shall have received an executed Fourth Amendment to Five Party Agreement Relating to Lockbox Services, dated as of the date hereof, by and among CHI, Griffin, Funding, the Agent and Bank of America, N.A.
     SECTION 6. Miscellaneous.
          (a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Receivables Purchase Agreement, the Receivables Sale Agreement, any other Transaction Document or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Receivables Purchase Agreement, the Receivables Sale Agreement, any other Transaction Document or any other instrument or agreement referred to therein. Each reference in the Receivables Purchase Agreement or the Receivables Sale Agreement, as applicable, to “this Agreement,” “herein,” “hereof” and words of like import shall mean such agreement, as amended hereby, and each reference in the Transaction Documents to “Receivables Purchase Agreement,” the “Purchase Agreement” or the Receivables Purchase Agreement or to “Receivables Sale Agreement,” the “Sale Agreement” or the Receivables Sale Agreement shall mean the Receivables Purchase Agreement or the Receivables Sale Agreement, as applicable, as amended hereby. This Omnibus Amendment shall be construed in connection with and as part of the Receivables Purchase Agreement and the Receivables Sale Agreement, as applicable, and all terms, conditions, representations, warranties, covenants and agreements set forth in each such agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

          (b) Transaction Documents. This Omnibus Amendment is a Transaction Document executed pursuant to the Receivables Purchase Agreement and the Receivables Sale Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
          (c) Costs, Fees and Expenses. Funding agrees to reimburse the Agent, each Managing Agent and each Purchaser on demand for all costs, fees and expenses incurred by the Agent, each Managing Agent and each Purchaser (including, without limitation, the reasonable fees and expenses of counsels to the Agent, each Managing Agent and each Purchaser) incurred in connection with the preparation, execution and delivery of this Omnibus Amendment.
          (d) Counterparts; Severability. This Omnibus Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Omnibus Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
          (e) GOVERNING LAW. THIS OMNIBUS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.
          (f) WAIVER OF TRIAL BY JURY. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS OMNIBUS AMENDMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.
          (g) Consent to Amendment to CH 110 Griffin RPA. The Agent and each Financial Institution hereby (i) consents to the Amendment to CH 110 Griffin RPA and (ii) deems this paragraph to satisfy Section 7.1(i)(xiv) of the Receivables Purchase Agreement, Section 4.1(h)(ii) of the Receivables Sale Agreement and any other provision of any Transaction Document requiring the consent of the Agent and/or any Financial Institution to the Amendment to CH 110 Griffin RPA.
          (h) Condition Subsequent to the Closing Date. Not later than fourteen (14) days after the date hereof (unless the Agent shall have extended such date in its sole discretion), the Agent shall have received an executed First Amendment to Deposit Account Control Agreement, by and among Wachovia Bank, National Association, Griffin, Funding and the Agent, in form and substance reasonably satisfactory to the Agent.
(Signature Pages Follow)

           IN WITNESS WHEREOF, the undersigned have caused this Omnibus Amendment to be executed as of the date first above written.

CARDINAL HEALTH FUNDING, LLC, as Seller

By: Name:	/s/ Jeffrey W. Proctor Jeffrey W. Proctor
Title:	President

GRIFFIN CAPITAL, LLC, individually and as Servicer

By: Name:	/s/ Jeffrey W. Proctor Jeffrey W. Proctor
Title:	President
Omnibus Amendment

FALCON ASSET SECURITIZATION COMPANY LLC, as a Conduit

By: Name:	/s/ Ronald J. Atkins Ronald J. Atkins
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Financial Institution and as Agent

By: Name:	/s/ Ronald J. Atkins Ronald J. Atkins
Title:	Vice President
Omnibus Amendment

LIBERTY STREET FUNDING CORP., as a Conduit

By: Name:	/s/ Jill A. Gordon Jill A. Gordon
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Financial Institution and as a Managing Agent

By:	/s/ Norman Last

Name:	Norman Last
Title:	Managing Director
Omnibus Amendment

WINDMILL FUNDING CORPORATION, as a Conduit

By: Name:	/s/ Bernard J. Angelo Bernard J. Angelo
Title:	Vice Presiden

ABN AMRO BANK N.V., as a Financial Institution and as a Managing Agent

By:	/s/ Kristina Neville

Name:	Kristina Neville
Title:	Vice President

By:	/s/ David J. Donofrio

Name:	David J. Donofrio
Title:	Director
Omnibus Amendment

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